                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant        [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12

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                              ING SERIES FUND, INC.
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               (Name of Registrant as Specified in Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

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(4)   Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------
(5)   Total fee paid:

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[ ]   Fee paid with preliminary materials.
      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

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(2)   Form, Schedule or Registration Statement No.:

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(3)   Filing Party:

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(4)   Date Filed:

(ING FUNDS LOGO)                                                PLEASE VOTE NOW!


                              ING GOVERNMENT FUND
                        ING SMALLCAP OPPORTUNITIES FUND
                           ING VALUE OPPORTUNITY FUND
         7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034


Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders of the above-mentioned ING Funds, which was originally scheduled for November 10, 2005, has been adjourned due to a lack of investor response. This meeting is now scheduled for November 29, 2005 at 10:00 a.m. at 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034. Our records still indicate that we have not received your voting instructions.

                        YOUR VOTE IS NEEDED IMMEDIATELY!

Shareholders of each fund are being asked to approve an Agreement and Plan of Reorganization. After careful consideration, the Board of Directors/Trustees of your Fund unanimously approved the proposal and recommends shareholders vote "FOR" the proposal.

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. YOUR VOTE WILL ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED AND AVOID THE COST OF ADDITIONAL SOLICITATION, SO PLEASE VOTE IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.


For your convenience, we have provided easy methods below to register your vote:


1.     BY PHONE.             Please call Computershare Fund Services toll-free
                             at 1-866-804-3212. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time. Please have your proxy card and control number available.

2.     BY INTERNET.          Visit www.proxyvote.com and enter the 12 digit
                             control number located on your proxy card.

3.     BY TOUCH-TONE PHONE.  Dial the toll-free number found on your proxy card and follow the simple instructions.

4.     BY MAIL.              Simply return your executed proxy in the enclosed
                             postage paid envelope.

PLEASE TRY TO UTILIZE EITHER OPTION 1, 2, OR 3 TO REGISTER YOUR VOTE TO ENSURE THAT WE RECEIVE YOUR EXECUTED PROXY BY TUESDAY, NOVEMBER 29, 2005. THANK YOU IN ADVANCE.

                                                                          NOBO

(ING FUNDS LOGO)                                                PLEASE VOTE NOW!


                              ING GOVERNMENT FUND
                        ING SMALLCAP OPPORTUNITIES FUND
                           ING VALUE OPPORTUNITY FUND
         7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034


Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders of the above-mentioned ING Funds, which was originally scheduled for November 10, 2005, has been adjourned due to a lack of investor response. This meeting is now scheduled for November 29, 2005 at 10:00 a.m. at 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034. Our records still indicate that we have not received your voting instructions.

                        YOUR VOTE IS NEEDED IMMEDIATELY!

Shareholders of each fund are being asked to approve an Agreement and Plan of Reorganization. After careful consideration, the Board of Directors/Trustees of your Fund unanimously approved the proposal and recommends shareholders vote "FOR" the proposal.

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. YOUR VOTE WILL ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED AND AVOID THE COST OF ADDITIONAL SOLICITATION, SO PLEASE VOTE IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.


For your convenience, we have provided easy methods below to register your vote:


1.     BY PHONE.             Please call Computershare Fund Services toll-free
                             at 1-866-804-3212. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time. Please have your proxy card and control number available.

2.     BY INTERNET.          Visit www.proxyvote.com and enter the 12 digit
                             control number located on your proxy card.

3.     BY TOUCH-TONE PHONE.  Dial the toll-free number found on your proxy card and follow the simple instructions.

4.     BY MAIL.              Simply return your executed proxy in the enclosed
                             postage paid envelope.

PLEASE TRY TO UTILIZE EITHER OPTION 1, 2, OR 3 TO REGISTER YOUR VOTE TO ENSURE THAT WE RECEIVE YOUR EXECUTED PROXY BY TUESDAY, NOVEMBER 29, 2005. THANK YOU IN ADVANCE.
                                                                           OBO

(ING FUNDS LOGO)                                                PLEASE VOTE NOW!


                              ING GOVERNMENT FUND
                        ING SMALLCAP OPPORTUNITIES FUND
                           ING VALUE OPPORTUNITY FUND
         7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034


Dear Shareholder:

We are writing to inform you that the Special Meeting of Shareholders of the above-mentioned ING Funds, which was originally scheduled for November 10, 2005, has been adjourned due to a lack of investor response. This meeting is now scheduled for November 29, 2005 at 10:00 a.m. at 7337 East Doubletree Ranch Road Scottsdale, Arizona 85258-2034. Our records still indicate that we have not received your voting instructions.

                        YOUR VOTE IS NEEDED IMMEDIATELY!

Shareholders of each fund are being asked to approve an Agreement and Plan of Reorganization. After careful consideration, the Board of Directors/Trustees of your Fund unanimously approved the proposal and recommends shareholders vote "FOR" the proposal.

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. YOUR VOTE WILL ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED AND AVOID THE COST OF ADDITIONAL SOLICITATION, SO PLEASE VOTE IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.


For your convenience, we have provided easy methods below to register your vote:


1.     BY PHONE.             Please call Computershare Fund Services toll-free
                             at 1-866-804-3212. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time. Please have your proxy card and control number available.

2.     BY INTERNET.          Visit www.proxyvote.com and enter the 12 digit
                             control number located on your proxy card.

3.     BY TOUCH-TONE PHONE.  Dial the toll-free number found on your proxy card and follow the simple instructions.

4.     BY MAIL.              Simply return your executed proxy in the enclosed
                             postage paid envelope.

PLEASE TRY TO UTILIZE EITHER OPTION 1, 2, OR 3 TO REGISTER YOUR VOTE TO ENSURE THAT WE RECEIVE YOUR EXECUTED PROXY BY TUESDAY, NOVEMBER 29, 2005. THANK YOU IN ADVANCE.


                                                                           REG